SEALE AND BEERS, CPAs
PCAOB & CPAB REGISTERED AUDITORS
www.sealebeers.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Datpiff, LLC

We have audited the accompanying balance sheets of Datpiff, LLC as of September 30, 2009 and 2008, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the year ended September 30, 2009, from inception on September 29, 2008 through September 30, 2008, and from inception on September 29, 2008 through September 30, 2009. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Datpiff, LLC as of September 30, 2009 and 2008, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the year ended September 30, 2009, from inception on September 29, 2008 through September 30, 2008, and from inception on September 29, 2008 through September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Seale and Beers, CPAs

Seale and Beers, CPAs
Las Vegas, Nevada
May 5, 2010

50 S. Jones Blvd. Suite 202 Las Vegas, NV 89107 Phone: (888)727-8251 Fax: (888)782-2351

DATPIFF, LLC
BALANCE SHEETS

	September 30,
	2009	2008
ASSETS

Current assets:
Cash	$70,694	$-
Accounts receivable	120,421	-
Total current assets	$191,1155	$-

Total assets	$191,115	$-

LIABILITIES AND MEMBER’S EQUITY

Current liabilities:
Accounts payable	$29,569	$-
Deferred revenue	14,347	-
Total current liabilities	43,916	-

Member’s equity
Member’s contributions	34,228	2,677
Members’ distribution	(108,157)	-
Retained earnings (deficit)	221,128	(2,677)
Total member’s equity	147,199	-

Total liabilities and member’s equity	$191,115	$-

See Accompanying Notes to Financial Statements.

DATPIFF, LLC
STATEMENTS OF OPERATIONS

		Inception	Inception
	For the	(September 29, 2008)	(September 29, 2008)
	year ended	to	to
	September 30,	September 30,	September 30,
	2009	2008	2009

Revenue
Advertising revenue	$543,323	$-	$543,323
Subscription revenue	65,682	-	65,682
Sponsorship revenue	17,321	-	17,321
Less: Returns and allowances	(1,362)	-	(1,362)
Net revenue	624,964	-	624,964

Operating expenses:
Server costs	331,167	-	331,167
Scanning software	53,247	-	53,247
Merchant fees	4,720	-	4,720
General and administrative	12,025	2,677	14,702
Total operating expenses	401,159	2,677	403,836

Net income (loss)	$223,805	$(2,677)	$221,128

Weighted average number of units	1,000	1,000
outstanding - basic

Net income (loss) per unit - basic	$223.81	$(2.68)

See Accompanying Notes to Financial Statements.

DATPIFF, LLC
STATEMENTS OF MEMBER’S EQUITY

					Total
	Membership	Member's	Member's	Retained	Member's
	Units	Contribution	Distribution	Earnings	Equity
Issuance of membership units for expenses	1,000	$2,677	$-	$-	$2,677

Net loss	-	-	-	(2,677)	(2,677)

Balance, September 30, 2008	1,000	2,677	-	(2,677)	-

Member's Contribution	-	31,551	-	-	31,551

Member's Distribution	-	-	(108,157)	-	(108,157)

Net income	-	-	-	223,805	223,805

Balance, September 30, 2009	1,000	$34,228	$(108,157)	$221,128	$147,199

See Accompanying Notes to Financial Statements.

DATPIFF, LLC
STATEMENTS OF CASH FLOWS

		Inception	Inception
	For the	(September 29, 2008)	(September 29, 2008)
	year ended	to	to
	September 30,	September 30,	September 30,
	2009	2008	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$223,805	$(2,677)	$221,128
Adjustments to reconcile net income (loss)
to net cash provided in operating activities:
Expenses paid by the sole member	2,089	2,677	4,766
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(120,421)	-	(120,421)
Increase in accounts payable	29,569	-	29,569
Increase in deferred revenue	14,347	-	14,347

Net cash provided by operating activities	149,389	-	149,389

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from member's contribution	29,462	-	29,462
Payments for member's distribution	(108,157)	-	(108,157)

Net cash (used) in financing activities	(78,695)	-	(78,695)

NET CHANGE IN CASH	70,694	-	70,694

CASH AT BEGINNING OF YEAR	-	-	-

CASH AT END OF YEAR	$70,694	$-	$70,694
SUPPLEMENTAL INFORMATION:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

Non-cash activities:
Expenses paid by the sole member	2,089	2,677	4,766

See Accompanying Notes to Financial Statements.

DATPIFF, LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization
The Company was formed on September 29, 2008 (Date of Inception) under the laws of the State of Pennsylvania, as Datpiff, LLC.

Nature of operations
The Company has developed a website of free mixtapes for consumers to download music from new and upcoming artists.

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Revenue recognition
The Company recognizes revenue when all of the following conditions are satisfied: (1) there is persuasive evidence of an arrangement; (2) the service has been provided to the customer; (3) the amount of fees to be paid by the customer is fixed or determinable; and (4) the collection of our fees is probable.

The Company generates revenue when it is realizable and earned, as evidenced by click-throughs occurring on advertisers’ sponsored listings, the display of a banner advertisement or the fulfillment of subscription listing obligations. The Company enters into contracts to distribute sponsored listings and banner advertisement with its direct and indirect advertisers.  Most of these contracts are short-term, do not contain multiple elements and can be cancelled at anytime.  The indirect advertisers provide the Company with sponsored listings with bid prices (what their advertisers are willing to pay for each click-through on those listings).  The Company recognizes its portion of the bid price based upon the contractual agreement.  Sponsored listings and banner advertisements are included as search results in response to keyword searches performed by consumers on its website.  Revenue is recognized when earned based on click-through activity to the extent that collection is reasonably assured from credit worthy advertisers.

The Company generates subscription revenue from weekly, monthly and annual premium subscriptions for downloading music on its website.  Revenue is recognized on a straight line basis over the subscription period.  The Company receives payment from its customers at the start of the subscription period and the Company does have deferred revenue for the unearned portion of the subscription period.  For the monthly and annual subscriptions, the Company utilizes a mid-month method convention to record revenue.

The Company generates revenue from sponsorships on their website.  The sponsorship revenue is recorded upon receipt of the payment and is generally for a short period of time.  The sponsorships allow artists a prominent placement on the Company’s website to increase their chances of downloading their music.

Advertising costs
Advertising costs are anticipated to be expensed as incurred; however there were $0 and $0 in advertising costs included in general and administrative expenses for the year ended September 30, 2009 and for period of September 29, 2008 (Inception) to September 30, 2008.

DATPIFF, LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of September 30, 2009 and 2008. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts receivable and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Stock-based compensation
The Company records stock based compensation in accordance with the guidance in ASC Topic 718 which requires the Company to recognize expense related to the fair value of its employee stock option awards.  This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

Earnings per unit
The Company follows ASC Topic 260 to account for the earnings per unit. Basic earnings per unit (“EPS”) calculations are determined by dividing net income by the weighted average number of units outstanding during the year. Diluted earnings per unit calculations are determined by dividing net income by the weighted average number of units and dilutive unit equivalents outstanding. During periods when unit equivalents, if any, are anti-dilutive they are not considered in the computation.

Income taxes
As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership.  Therefore, no provision or liability for income taxes has been included in the financial statements.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Concentration of revenue
During the years ended September 30, 2009 and 2008, the managing member of the Company has donated their services to the Company.  In 2009, the Company relied on its managing member for the daily operations.  If the managing member ceased working with the Company, then they would have difficulty in executing the Company’s current business plan and operations without the expertise of the managing member.

DATPIFF, LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent pronouncements

Below is a listing of the most recent accounting standards and their effect on the Company.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-18 (ASU 2010-18), Receivables (Topic 310): Effect of a Loan Modification When the Loan is Part of a Pool That Is Accounted for as a Single Asset-a consensus of the FASB Emerging Task Force.  The amendments in this Update are effective for modifications of loans accounted for within pools under Subtopic 310-30 occurring in the first interim or annual period ending on or after July 15, 2010.  The amendments are to be applied prospectively. Early application is permitted.  The Company does not expect the provisions of ASU 2010-18 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-17 (ASU 2010-17), Revenue Recognition-Milestone Method (Topic 605): Milestone Method of Revenue Recognition.  The amendments in this Update are effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010. Early adoption is permitted.  If a vendor elects early adoption and the period of adoption is not the beginning of the entity’s fiscal year, the entity should apply the amendments retrospectively from the beginning of the year of adoption.  The Company does not expect the provisions of ASU 2010-17 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-16 (ASU 2010-16), Entertainment-Casinos (Topic 924): Accruals for Casino Jackpot Liabilities-a consensus of the FASB Emerging Issues Task.  The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2010.  The amendments should be applied by recording a cumulative-effect adjustment to opening retained earnings in the period of adoption.  The Company does not expect the provisions of ASU 2010-16 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-15 (ASU 2010-15), Financial Services-Insurance (Topic 944): How Investments held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments-a consensus of the FASB Emerging Issues Task Force.  The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2010.  Early adoption is permitted.  The amendments in this Update should be applied retrospectively to all prior periods upon the date of adoption.  The Company does not expect the provisions of ASU 2010-15 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-14 (ASU 2010-14), Accounting for Extractive Activities – Oil & Gas - Amendments to Paragraph 932-10-S99-1 (SEC Update).  The Amendments are designed to modernize and update the oil and gas disclosure requirements to align them with current practices and changes in technology. The Company does not expect the provisions of ASU 2010-14 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-13 (ASU 2010-13), Compensation-Stock Compensation (Topic 718): Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades - a consensus of the FASB Emerging Issues Task Force.  The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010.  Earlier application is permitted.  The Company does not expect the provisions of ASU 2010-13 to have a material effect on the financial position, results of operations or cash flows of the Company.

DATPIFF, LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent pronouncements (continued)

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-12 (ASU 2010-12), Income Taxes (Topic 740): Accounting for Certain Tax Effects of the 2010 Health Care Reform Acts.  After consultation with the FASB, the SEC stated that it “would not object to a registrant incorporating the effects of the Health Care and Education Reconciliation Act of 2010 when accounting for the Patient Protection and Affordable Care Act”. The Company does not expect the provisions of ASU 2010-12 to have a material effect on the financial position, results of operations or cash flows of the Company.

In March 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-11 (ASU 2010-11), Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives.  The amendments in this Update are effective for each reporting entity at the beginning of its first fiscal quarter beginning after June 15, 2010.  Early adoption is permitted at the beginning of each entity’s first fiscal quarter beginning after issuance of this Update.  The Company does not expect the provisions of ASU 2010-11 to have a material effect on the financial position, results of operations or cash flows of the Company.

In February 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-10 (ASU 2010-10), Consolidation (Topic 810): Amendments for Certain Investment Funds.  The amendments in this Update are effective as of the beginning of a reporting entity’s first annual period that begins after November 15, 2009 and for Interim periods within that first reporting period. Early application is not permitted.  The Company does not expect the provisions of ASU 2010-10 to have a material effect on the financial position, results of operations or cash flows of the Company.

In February 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-09 (ASU 2010-09), Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements.  This amendment addresses both the interaction of the requirements of this Topic with the SEC’s reporting requirements and the intended breadth of the reissuance disclosure provision related to subsequent events (paragraph 855-10-50-4).  All of the amendments in this Update are effective upon issuance of the final Update, except for the use of the issued date for conduit debt obligors. That amendment is effective for interim or annual periods ending after June 15, 2010.  The Company does not expect the provisions of ASU 2010-09 to have a material effect on the financial position, results of operations or cash flows of the Company.

In February 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-08 (ASU 2010-08), Technical Corrections to Various Topics.  This amendment eliminated inconsistencies and outdated provisions and provided the needed clarifications to various topics within Topic 815.  The amendments are effective for the first reporting period (including interim periods) beginning after issuance (February 2, 2010), except for certain amendments.  The amendments to the guidance on accounting for income taxes in a reorganization (Subtopic 852-740) should be applied to reorganizations for which the date of the reorganization is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.  For those reorganizations reflected in interim financial statements issued before the amendments in this Update are effective, retrospective application is required.  The clarifications of the guidance on the embedded derivates and hedging (Subtopic 815-15) are effective for fiscal years beginning after December 15, 2009, and should be applied to existing contracts (hybrid instruments) containing embedded derivative features at the date of adoption.  The Company does not expect the provisions of ASU 2010-08 to have a material effect on the financial position, results of operations or cash flows of the Company.

DATPIFF, LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent pronouncements (continued)

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-07 (ASU 2010-07), Not-for-Profit Entities (Topic 958): Not-for-Profit Entities: Mergers and Acquisitions.  This amendment to Topic 958 has occurred as a result of the issuance of FAS 164.  The Company does not expect the provisions of ASU 2010-07 to have a material effect on the financial position, results of operations or cash flows of the Company.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-06 (ASU 2010-06), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements.  This amendment to Topic 820 has improved disclosures about fair value measurements on the basis of input received from the users of financial statements.  This is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements.  Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Early adoption is permitted.  The Company does not expect the provisions of ASU 2010-06 to have a material effect on the financial position, results of operations or cash flows of the Company.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-05 (ASU 2010-05), Compensation – Stock Compensation (Topic 718).  This standard codifies EITF Topic D-110 Escrowed Share Arrangements and the Presumption of Compensation.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-04 (ASU 2010-04), Accounting for Various Topics—Technical Corrections to SEC Paragraphs.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-03 (ASU 2010-03), Extractive Activities—Oil and Gas (Topic 932): Oil and Gas Reserve Estimation and Disclosures.  This amendment to Topic 932 has improved the reserve estimation and disclosure requirements by (1) updating the reserve estimation requirements for changes in practice and technology that have occurred over the last several decades and (2) expanding the disclosure requirements for equity method investments.  This is effective for annual reporting periods ending on or after December 31, 2009.  However, an entity that becomes subject to the disclosures because of the change to the definition oil- and gas- producing activities may elect to provide those disclosures in annual periods beginning after December 31, 2009.  Early adoption is not permitted.  The Company does not expect the provisions of ASU 2010-03 to have a material effect on the financial position, results of operations or cash flows of the Company.

In January 2010, the FASB issued Accounting Standards Update 2010-02, Consolidation (Topic 810): Accounting and Reporting for Decreases in Ownership of a Subsidiary.  This amendment to Topic 810 clarifies, but does not change, the scope of current US GAAP.  It clarifies the decrease in ownership provisions of Subtopic 810-10 and removes the potential conflict between guidance in that Subtopic and asset derecognition and gain or loss recognition guidance that may exist in other US GAAP.  An entity will be required to follow the amended guidance beginning in the period that it first adopts FAS 160 (now included in Subtopic 810-10).  For those entities that have already adopted FAS 160, the amendments are effective at the beginning of the first interim or annual reporting period ending on or after December 15, 2009. The amendments should be applied retrospectively to the first period that an entity adopted FAS 160.  The Company does not expect the provisions of ASU 2010-02 to have a material effect on the financial position, results of operations or cash flows of the Company.

DATPIFF, LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent pronouncements (continued)

In January 2010, the FASB issued Accounting Standards Update 2010-01, Equity (Topic 505): Accounting for Distributions to Shareholders with Components of Stock and Cash (A Consensus of the FASB Emerging Issues Task Force).  This amendment to Topic 505 clarifies the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a limit on the amount of cash that will be distributed is not a stock dividend for purposes of applying Topics 505 and 260. Effective for interim and annual periods ending on or after December 15, 2009, and would be applied on a retrospective basis.  The Company does not expect the provisions of ASU 2010-01 to have a material effect on the financial position, results of operations or cash flows of the Company.

In December 2009, the FASB issued Accounting Standards Update 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.  This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 167. (See FAS 167 effective date below)

In December 2009, the FASB issued Accounting Standards Update 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets.  This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 166. (See FAS 166 effective date below)

In October 2009, the FASB issued Accounting Standards Update 2009-15, Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing.  This Accounting Standards Update amends the FASB Accounting Standard Codification for EITF 09-1.  (See EITF 09-1 effective date below).

In October 2009, the FASB issued Accounting Standards Update 2009-14, Software (Topic 985): Certain Revenue Arrangements That Include Software Elements.  This update changed the accounting model for revenue arrangements that include both tangible products and software elements.  Effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010.  Early adoption is permitted.  The Company does not expect the provisions of ASU 2009-14 to have a material effect on the financial position, results of operations or cash flows of the Company.

In October 2009, the FASB issued Accounting Standards Update 2009-13, Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements.  This update addressed the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than a combined unit and will be separated in more circumstances under existing US GAAP.  This amendment has eliminated that residual method of allocation.  Effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010.  Early adoption is permitted. The Company does not expect the provisions of ASU 2009-13 to have a material effect on the financial position, results of operations or cash flows of the Company.

In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).  This update provides amendments to Topic 820 for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent).  It is effective for interim and annual periods ending after December 15, 2009.  Early application is permitted in financial statements for earlier interim and annual periods that have not been issued. The Company does not expect the provisions of ASU 2009-12 to have a material effect on the financial position, results of operations or cash flows of the Company.

DATPIFF, LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent pronouncements (continued)

In July 2009, the FASB ratified the consensus reached by EITF (Emerging Issues Task Force) issued EITF No. 09-1, (ASC Topic 470) “Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance” (“EITF 09-1”).  The provisions of EITF 09-1, clarifies the accounting treatment and disclosure of share-lending arrangements that are classified as equity in the financial statements of the share lender.  An example of a share-lending arrangement is an agreement between the Company (share lender) and an investment bank (share borrower) which allows the investment bank to use the loaned shares to enter into equity derivative contracts with investors.  EITF 09-1 is effective for fiscal years that beginning on or after December 15, 2009 and requires retrospective application for all arrangements outstanding as of the beginning of fiscal years beginning on or after December 15, 2009.   Share-lending arrangements that have been terminated as a result of counterparty default prior to December 15, 2009, but for which the entity has not reached a final settlement as of December 15, 2009 are within the scope.  Effective for share-lending arrangements entered into on or after the beginning of the first reporting period that begins on or after June 15, 2009.  The Company does not expect the provisions of EITF 09-1 to have a material effect on the financial position, results of operations or cash flows of the Company.

In June 2009, the FASB issued SFAS No. 167 (ASC Topic 810), “Amendments to FASB Interpretation No. 46(R) (“SFAS 167”).   SFAS 167 amends the consolidation guidance applicable to variable interest entities. The provisions of SFAS 167 significantly affect the overall consolidation analysis under FASB Interpretation No. 46(R).  SFAS 167 is effective as of the beginning of the first fiscal year that begins after November 15, 2009. SFAS 167 will be effective for the Company beginning in 2010. The Company does not expect the provisions of SFAS 167 to have a material effect on the financial position, results of operations or cash flows of the Company.

In June 2009, the FASB issued SFAS No. 166, (ASC Topic 860) “Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140” (“SFAS 166”). The provisions of SFAS 166, in part, amend the derecognition guidance in FASB Statement No. 140, eliminate the exemption from consolidation for qualifying special-purpose entities and require additional disclosures. SFAS 166 is effective for financial asset transfers occurring after the beginning of an entity’s first fiscal year that begins after November 15, 2009. The Company does not expect the provisions of SFAS 166 to have a material effect on the financial position, results of operations or cash flows of the Company.

NOTE 2 – DEFERRED REVENUE

As of September 30, 2009 and 2008, the Company had deferred revenue of $14,347 and $0, respectively.  The deferred revenue is related to the subscription revenue and the Company will recognize revenue over the life of the subscription.

NOTE 3 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 1,000 membership units of its no par value membership units.

Membership Units

On September 29, 2008, the Company issued an entity, which is owned and controlled by the Company’s sole officer and director, 1,000 membership units of its no par value membership units at a price of $2.68 per unit for expenses of $2,677.

As of September 30, 2009 and 2008, there have been no other issuances of membership units.

DATPIFF, LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 4 – AGREEMENTS

In November 2008, the Company entered into a service agreement with a vendor for a period of one year and shall automatically renew for additional one year periods.  The agreement can be terminated by either party within 30 – 60 days prior to the anniversary of the date of the agreement.  The minimum monthly payment was $3,800.  On July 15, 2009, the Company upgraded its services agreement with an increased monthly volume and the current minimum monthly payment is $5,000.  The minimum monthly payments do not include overage charges if the monthly volume is in excess of the specified amounts.

The following is a schedule by year of future minimum payments required under the service agreement:

Year	Amount
2010	$50,000

In September 2008, the Company entered into a service agreement with a vendor for a period of two years and shall automatically renew for additional two year periods.  The agreement can be terminated by either party if notice is provided more than 30 days prior to the anniversary of the date of the agreement.  The minimum monthly payment was $14,110.  The minimum monthly payments do not include overage charges if the monthly volume is in excess of the specified amounts.

The following is a schedule by year of future minimum payments required under the service agreement:

Year	Amount
2010	$169,320

NOTE 5 – RELATED PARTY TRANSACTIONS

Office space and services are provided without charge by the managing member of the Company.  Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein.

NOTE 6 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through May 4, 2010, the date which the financial statements were available to be issued.

On March 18, 2010, Idle Media, Inc. (formerly National Golf Emporium, Inc.)(“IMI”) entered into a Stock Exchange Agreement and Plan of Reorganization with Idle Media LLC (“IM”), a Pennsylvania Limited Liability Corporation to acquire all of the issued and outstanding membership units of Datpiff, LLC, a Pennsylvania Limited Liability Corporation in exchange for 40,000,000 restricted shares IMI’s common stock.   Closing will take place upon Idle Media LLC (IM) supplying the audited financial statements of Datpiff, LLC as required by Regulation S-X of the Securities Exchange Act of 1934.